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                                                       Exhibit 10.11

                              BIG CITY RADIO, INC.

                                  $174,000,000

                     11 1/4% Senior Discount Notes due 2005


                               PURCHASE AGREEMENT

                                                          March 12, 1998

CHASE SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
BT ALEX BROWN INCORPORATED
ING BARING (U.S.) SECURITIES, INC.
c/o Chase Securities Inc.
270 Park Avenue, 4th floor
New York, New York  10017


Ladies and Gentlemen:

     Big City Radio, Inc., a Delaware corporation (the "Company"), proposes to issue and sell $174,000,000 aggregate principal amount of its 11 1/4% Senior Discount Notes due 2005 (the "Notes") which Notes are guaranteed (the "Guarantees") by the subsidiary guarantors (the "Subsidiary Guarantors") named on the signature pages hereof (the Guarantees and the Notes are collectively referred to herein as the "Securities;" and the Company and the Subsidiary Guarantors are collectively referred to herein as the "Issuers"). The Securities will be issued pursuant to an Indenture to be dated as of March 18, 1998 (the "Indenture"), by and among the Company, the Subsidiary Guarantors and First Trust National Association, a national association, as trustee (the "Trustee"). The Issuers hereby confirm their agreement with Chase Securities Inc. ("CSI"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), BT Alex Brown Incorporated ("Alex Brown"), ING Baring (U.S.) Securities, Inc. ("INGBS," and together with CSI, DLJ and Alex Brown, the "Initial Purchasers") concerning the purchase of the Securities from the Issuers by the several Initial Purchasers.

     The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an




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exemption therefrom. The Issuers have prepared a preliminary offering memorandum dated February 25, 1998 (the "Preliminary Offering Memorandum") and will prepare an offering memorandum, dated the date hereof (the "Offering Memorandum"), setting forth information concerning the Issuers and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Issuers to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Issuers hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with Section 2.

     Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), pursuant to which the Issuers will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior discount notes of the Company and related guarantees (together, the "Exchange Securities") which are identical in all material respects to the Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions) and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

     Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

     1. Representations, Warranties and Agreements of the Issuers. The Issuers, jointly and severally, represent and warrant to, and agree with, the several Initial Purchasers on and as of the date hereof and the Closing Date (as defined in Section 3) or on and as of such other date as specified herein that:

          (a) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and on the Closing Date the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers make no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Issuers by or on behalf of any Initial Purchaser specifically for use therein (the "Initial Purchasers' Information").

          (b) Each of the Preliminary Offering Memorandum and the Offering Memorandum,

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     as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

          (c) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (d) The Company and each of its subsidiaries have been duly organized, are validly existing as corporations or limited liability companies in good standing under the laws of their respective jurisdictions of organization and have the power (corporate or other) and authority to carry on their respective businesses as described in the Offering Memorandum and to own, lease and operate their respective properties, and are duly qualified and are in good standing as foreign corporations or limited liability companies authorized to do business in each jurisdiction in which the nature of their respective businesses or their ownership or leasing of property requires such qualification, except where the failure to be so qualified could not be reasonably expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (e) There are no outstanding subscriptions, rights, warrants, options, calls, convertible or exchangeable securities, commitments of sale or liens granted or issued by the Company or any of its subsidiaries relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company or any of its subsidiaries except as otherwise disclosed in the Offering Memorandum.

          (f) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights.

          (g) All the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and are validly issued, fully paid and nonassessable and not subject to any preemptive or similar rights and are owned, directly or indirectly, by the Company.

          (h) The Company has an authorized capitalization as set forth in all material respects in the Offering Memorandum under the heading "Capitalization."

          (i) Neither the Company nor any of its subsidiaries is in violation of its charter,

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     by-laws or other constitutive documents; and neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage or lease or in any other agreement or instrument each of which is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective property is bound.

          (j) The Issuers have full corporate or limited liability company right, power and authority to execute and deliver this Agreement, the Indenture, the Registration Rights Agreement and the Securities (collectively, the "Transaction Documents") and to perform their respective obligations hereunder and thereunder; and all corporate or other action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

          (k) This Agreement has been duly authorized, executed and delivered by each of the Issuers.

          (l) The execution, delivery and performance of each of the Transaction Documents by each of the Issuers, as the case may be, the issuance, authentication, sale and delivery of the Securities and the compliance by each of the Issuers, as the case may be, with the terms thereof, the compliance by each of the Issuers, as the case may be, with all the provisions hereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws or other constitutive documents of the Company or its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective property or (iv) result in the suspension, termination or revocation of any Authorization (as defined below) of the Company or of any of its subsidiaries or any other impairment of the rights of the holder of any such Authorization.

          (m) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is or, to the Company's knowledge, could be a party or to which any of their respective property is or, to the Company's knowledge, could be subject that are required to be described in the Offering Memorandum and are not so described; nor are there any statutes, regulations,

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     contracts or other documents that are required to be described in the
     Offering Memorandum that are not so described as required.

          (n) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") or any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

          (o) The Company and each of its subsidiaries possess such permits, licenses, approvals, consents, and other authorizations (collectively, "Government Licenses") issued by the appropriate federal, state, or local regulatory agencies or bodies necessary to conduct the Company's and each of its subsidiaries' respective businesses as they are currently operated and as they are currently proposed to be conducted, except as discussed in the Offering Memorandum; each of the Governmental Licenses is valid, in full force and effect, has not been suspended, revoked, cancelled, or modified in any adverse way, and is not subject to any conditions or requirements that are not generally imposed by the relevant government bodies upon the holders of such authorizations generally; to the Company's knowledge, except for proceedings that affect the radio broadcasting industry generally and as described in the Offering Memorandum, there is not pending any application, petition, objection or other pleading with any government body which questions the validity of or contests any of the Governmental Licenses; no application, action, or proceeding is pending or, to the Company's knowledge, threatened, that would permit, or after notice or lapse of time or both would permit, any modification, revocation, suspension or termination of any of the Governmental Licenses or may result in the revocation, modification, non-renewal, suspension, or termination of any of the Governmental Licenses, the issuance of a cease-and-desist order, or the imposition of any administrative or judicial sanction with respect to any of the Governmental Licenses; and the Company and each of its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply could not, singly or in the aggregate, be reasonably expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (p) The Company and each of its subsidiaries have such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and have made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws and the Communications Act (as defined below), as are necessary to own, lease, license and operate their respective properties and to conduct their respective businesses, except where the failure to have any such Authorization or to

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     make any such filing or notice could not, singly or in the aggregate, be reasonably expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. To the best of the Company's knowledge, each such Authorization is valid and in full force and effect and the Company and each of its subsidiaries are in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and no such Authorization contains any restrictions that, singly or in the aggregate, are materially burdensome to the Company and its subsidiaries, taken as a whole; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction could not, singly or in the aggregate, be reasonably expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (q) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby have not and will not
     (A) require any consent, approval, authorization or other order of the Federal Communications Commission (the "FCC") or (B) violate or conflict with the Communications Act of 1934, as amended, and the rules and regulations of the FCC thereunder (collectively called the "Communications Act") or rulings or court decrees thereunder. Subsequent to the execution of this Agreement, the Company may be required to file certain customary notifications or documents with the FCC.

          (r) To the best of the Company's knowledge, the operation of the radio stations identified in the Offering Memorandum under the caption "Business" (collectively, the "Radio Stations") in the manner and to the full extent now operated or proposed to be operated as described in the Offering Memorandum is in accordance with the Authorizations issued by the FCC, the Communications Act and all orders, rules and regulations of the FCC. To the best of the Company's knowledge, no event has occurred which permits (nor has an event occurred which with notice or lapse of time or both would permit) the revocation, suspension or termination of the Authorizations issued by the FCC or which might result in any other material impairment of the rights of the Company or any of its subsidiaries therein or thereunder, and the Company and its subsidiaries each are in compliance with all statutes, orders, rules or regulation of the FCC relating to or affecting the broadcasting operations of any of its Radio Stations.

          (s) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related

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     constraints on operating activities and any potential liabilities to third parties) which could, singly or in the aggregate, be reasonably expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (t) KPMG Peat Marwick LLP are independent public accountants with respect to the Company, WZVU-FM ("WZVU") and WVVX, Inc. ("WVVX") and each of their respective subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder. Holtz Rubenstein & Co. LLP are independent public accountants with respect to the Company and each of its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder.

          (u) The pro forma financial statements of the Company and the related notes thereto set forth in the Offering Memorandum (and in each case, any amendment or supplement thereto) (i) have been prepared on a basis consistent with the historical financial statements of the Company, (ii) give effect to the assumptions used in the preparation thereof on a reasonable basis and (iii) in good faith present fairly the historical and proposed transactions contemplated therein. Such pro forma financial statements have been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated by the Commission. The other pro forma financial and statistical information and data set forth in the Offering Memorandum (and any supplement or amendment thereto) are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

          (v) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (w) The financial statements included in the Offering Memorandum (and any amendment or supplement thereto), together with related notes, present fairly the financial position, results of operations and changes in financial position of the Company, WZVU and WVVX on the basis stated therein at the respective dates, as applicable, or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material

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     respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (x) All tax returns required to be filed by the Company or any of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith and other than those filings of which the failure to file could not, singly or in the aggregate, be reasonably expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

          (y) The Company and each of its subsidiaries is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (z) Since the respective dates as of which information is given in the Offering Memorandum, other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, prospects, management or operations of the Company or any of its subsidiaries, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

          (aa) Each certificate signed by any officer of the Company and delivered to the Initial Purchasers, or counsel for the Initial Purchasers, pursuant to the terms hereof shall be deemed to be a representation and warranty by the Company to each Initial Purchaser as to the matters covered thereby.

          (bb) The Company and each of its subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses to the extent necessary to insure against such losses and risks as are reasonably adequate in accordance with customary industry practice to protect the Company, each of its subsidiaries and their respective businesses.

          (cc) The Registration Rights Agreement has been duly authorized, executed and delivered by the Issuers and, assuming the due authorization, execution and delivery by each of the other parties thereto, will constitute a valid and legally binding agreement of the

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     Issuers, enforceable against the Issuers in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and as to rights of indemnification or contribution thereunder may be limited by principles of public policy or federal or state securities laws relating thereto.

          (dd) The Indenture has been duly authorized, executed and delivered by the Issuers and, assuming the due authorization, execution and delivery by each of the other parties thereto, will constitute a valid and legally binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (ee) The Securities have been duly authorized by the Issuers and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued by the Issuers and will constitute valid and legally binding obligations of the Issuers entitled to the benefits of the Indenture and enforceable against the Issuers in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

          (ff) Each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum.

          (gg) To the best knowledge of the Company and its subsidiaries, no action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Securities or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to materially interfere with or adversely materially affect the issuance of the Securities or in any manner draw into question the validity or enforceability of any of the Transaction Documents or any action taken or to

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     be taken pursuant thereto; and the Company has materially complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering
     Memorandum and the Offering Memorandum.

          (hh) On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and to the application of the net proceeds therefrom and to the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to the Company on a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company taken as a whole is not less than the total amount required to pay the probable liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Securities and the application of the net proceeds therefrom as contemplated by this Agreement and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities as they mature and (iv) the Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          (ii) Neither the Company nor any of its subsidiaries owns any "margin securities" as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation G, T, U or X of the Federal Reserve Board.

          (jj) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          (kk) None of the Company, any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S under the Securities Act ("Regulation S")), and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable.

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          (ll) Neither the Company nor any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

          (mm) None of the Company or any of its affiliates or any other person acting on its or their behalf has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

          (nn) The Company has not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in connection with the offering of the Securities.

          (oo) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

          (pp) The following sets forth a complete and accurate list of the subsidiaries of the Company: Big City Radio-NYC, L.L.C., a Delaware limited liability company, Big City Radio-CHI, L.L.C., a Delaware limited liability company, Big City Radio-LA, L.L.C., a Delaware limited liability company, Odyssey Traveling Billboards, Inc., a Delaware corporation and WRKL Rockland Radio, L.L.C., a Delaware limited liability company.

     2. Purchase and Resale of the Securities. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Issuers agree, jointly and severally, to issue and sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Issuers, the principal amount of Securities set forth opposite the name of such Initial Purchaser on Schedule 1 hereto at a purchase price equal to 69.893% of the principal amount thereof. The Issuers shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

     (b) The Initial Purchasers have advised the Issuers that they propose to offer the Securities for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of their initial offering, only (A) within the United States to persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers"), as defined in Rule 144A under the Securities Act ("Rule 144A"), or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A and (B) outside the United States to persons other than U.S. persons in reliance on Regulation S.

     (c) In connection with the offer and sale of Securities in reliance on Regulation S, each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

          (i) The Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

          (ii) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act.

          (iii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

          (iv) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, it will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchase Securities from it during the restricted period a confirmation or notice to substantially the following effect:

     "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or
     (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."

          (v) It has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

     Terms used in this Section 2(c) have the meanings given to them by Regulation S.

     (d) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that (i) it has not offered or sold and prior to the date six months after the Closing Date will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

     (e) Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Securities purchased by such Initial Purchaser from the Issuers pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Issuers shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(e) and (f), counsel for the Issuers and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 2, and each Initial Purchaser hereby consents to such reliance.

     (f) The Issuers acknowledge and agree that the Initial Purchasers may sell Securities to any affiliate of an Initial Purchaser and that any such affiliate may sell Securities purchased by it to an Initial Purchaser in each case, pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

     3. Delivery of and Payment for the Securities. (a) Delivery of and payment for the Securities shall be made at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, New York, New York, or at such other place as shall be agreed upon by the Initial Purchasers and the Company, at 10:00 A.M., New York City time, on March 18, 1998, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Company (such date and time of payment and delivery being referred to herein as the "Closing Date").

          (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Company by wire or book-entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of the certificates evidencing the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as CSI on behalf of the Initial Purchasers shall have requested in writing not less than two full business days prior to the Closing Date. The Company agrees to make one or more global certificates evidencing the Securities available for inspection by CSI on behalf of the Initial Purchasers in New York, New York at least 24 hours prior to the Closing Date.

     4. Further Agreements of the Issuers. The Issuers agree with each of the several Initial Purchasers:

          (a) at any time prior to completion of the resale of the Securities by the Initial Purchasers, to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

          (b) to furnish promptly to each of the Initial Purchasers and one counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

          (c) prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to each of the Initial Purchasers and one counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review;

          (d) if, at any time prior to completion of the resale of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Issuers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;

          (e) for so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);

          (f) for so long as the Securities are outstanding, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Securities pursuant to the Indenture or the Exchange Act or any rule or regulation of the Commission thereunder;

          (g) at any time prior to completion of the resale of the Securities, to promptly take from time to time such actions as the Initial Purchasers may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers may reasonably request; provided that the Company and its subsidiaries shall not be obligated to qualify as foreign business organizations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction;

          (h) to assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible and to maintain such eligibility for clearance and settlement through

The Depository Trust Company ("DTC");

     (i) not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

     (j) except following the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement and the Offering Memorandum;

     (k) for a period of 180 days from the date of the Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Company or any of its subsidiaries (other than the Securities) without the prior written consent of the Initial Purchasers;

     (l) during the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act;

     (m) not to, for so long as the Securities are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended, and to not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder;

     (n) in connection with the offering of the Securities, until CSI on behalf of the Initial Purchasers shall have notified the Company of the completion of the resale of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities;

     (o) in connection with the offering of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by the Initial Purchasers;

     (p) to do and perform all things required to be done and performed by it under this Agreement that are within its control on or prior to or after the Closing Date, as applicable, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

     (q) to not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture;

     (r) to not take any action prior to the Closing Date which would require the Offering Memorandum to be amended or supplemented pursuant to Section 4(d);

     (s) prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Issuers, their condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Issuers and of which the Initial Purchasers are notified), without the prior written consent of the Initial Purchasers, unless in the judgment of the Issuers and their counsel, and after notification to the Initial Purchasers, such press release or communication is required by law;

     (t) to not voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of the Securities; and

     (u) to apply the net proceeds from the sale of the Securities as set forth in the Offering Memorandum under the heading "Use of Proceeds;" and

     (v) subsequent to the execution of this Agreement, to file certain customary notifications or documents with the FCC.

     5. Conditions of Initial Purchasers' Obligations. The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the statements of the Issuers and their respective officers made in any certificates delivered pursuant hereto, to the performance by the Issuers of their obligations hereunder, and to each of the following additional terms and conditions:

     (a) All the representations and warranties of the Issuers contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date (except that such phrase "in all material respects" shall be disregarded to the extent that any such representation and warranty is qualified by "material," "material adverse effect" or any similar terms or by any phrase using any of such terms).

     (b) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

     (c) None of the Initial Purchasers shall have discovered and disclosed to the Issuers on or prior to the Closing Date that the Offering Memorandum (without giving effect to any amendment or supplement thereto) or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

     (d) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the Offering Memorandum, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Initial Purchasers, and the Issuers shall have furnished to the Initial Purchasers all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

     (e) Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Issuers, on the Closing Date, shall have furnished to the Initial Purchasers their written opinion, as counsel for the Issuers, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex B hereto.

     (f) The Initial Purchasers, on the Closing Date, shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Initial Purchasers, an opinion, dated the Closing Date, as to the matters referred to in paragraphs (i), (vi), (vii), (viii), (xii) and (xv) of Annex B. In giving such opinions with respect to the matters covered by paragraph (xv), Paul, Weiss, Rifkind, Wharton & Garrison and Skadden, Arps, Slate, Meagher & Flom LLP may each state that their opinion and belief are based upon their participation in the preparation of the Offering Memorandum, but are without independent check or verification (except as specified).

     (g) Hogan & Hartson, L.L.P., special radio communications counsel for the Issuers, on the Closing Date, shall have furnished to the Initial Purchasers their written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex C hereto.

     (h) Arnold L. Wadler, Executive Vice President, General Counsel and Secretary for the Company, on the Closing Date, shall have furnished to the Initial Purchasers, his written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex D hereto.

     (i) The Company, on the date hereof, shall have furnished to the Initial Purchasers a letter (the "Initial Letter") of KPMG Peat Marwick LLP and Holz Rubenstein & Co., LLP, addressed to the Initial Purchasers and dated the date hereof, in form and substance satisfactory to the Initial Purchasers, with respect to the financial statements and certain financial information contained in the Offering Memorandum.

     (j) The Company shall have furnished to the Initial Purchasers a letter (the "Bring-Down Letter") of KPMG Peat Marwick LLP addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in the Initial Letter.

     (k) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its chief executive officer and its chief financial officer stating that (A) such officers have carefully examined the Offering Memorandum, (B) in their opinion, the Offering Memorandum, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum so that the Offering Memorandum (as so amended or supplemented) would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) all the representations and warranties of the Issuers contained in this Agreement are true and correct in all material respects on the date of this Agreement and are true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the date hereof (except that such phrase "in all material respects" shall be disregarded to the extent that any such representation and warranty is qualified by "material," "material adverse effect" or any similar terms or by any phrase using any of such terms), the Issuers have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder on or prior to the Closing Date, and subsequent to the date of the most recent financial statements contained in the Offering Memorandum, there has been no material adverse change in the financial position or results of operation of the Company or any of its subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Offering Memorandum.

     (l) The Initial Purchasers shall have received an executed counterpart of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of each of the Issuers.

     (m) The Indenture shall have been duly executed and delivered by each of the Issuers and the Trustee, the Initial Purchasers shall have received an executed counterpart of the Indenture and the Securities shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

     (n) The Securities shall have been approved by the NASD for trading in the PORTAL Market.

     (o) If any event shall have occurred that requires the Issuers under
Section 4(d) to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

     (p) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities as contemplated hereby.

     (q) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change in the capital stock or long-term debt or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto).

     (r) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

     (s) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or any of the Company's other debt securities or preferred stock by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) of the rules and regulations of the Commission under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Securities or any of the Company's other debt securities or preferred stock.

     (t) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause (iv), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum (exclusive of any amendment or supplement thereto).

     (u) Each of the Issuers shall not have failed, on or prior to the Closing Date, to perform or comply with any of the agreements herein contained and required to be performed or complied with by each of the Issuers on or prior to such date.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

     6. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in
Section 5(p), (q), (r), (s) or (t) shall have occurred and be continuing.

     7. Defaulting Initial Purchasers. (a) If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchasers may make arrangements for the purchase of the Securities which such defaulting Initial Purchaser agreed but failed to purchase by other persons satisfactory to the Company and the non-defaulting Initial Purchasers. If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser by the Initial Purchasers as described above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities which such Initial Purchaser agreed to purchase hereunder and, in addition, to require each such non-defaulting Initial Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Purchasers for which such arrangements have not been made. If after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser by the Issuers and the Initial Purchasers the aggregate principal amount of Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities or if the Issuers do not exercise their right to require the Initial Purchasers to purchase additional Securities as described above or if no such arrangements are made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 12 and except that the provisions of Sections 9 and 10 shall not terminate and shall remain in effect. As used in this Agreement, the term "Initial Purchasers" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in
Schedule 1 hereto that, pursuant to this Section 7, purchases Securities which a defaulting Initial Purchaser agreed but failed to purchase.

          (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company or any non-defaulting Initial Purchaser for damages caused by its default. If other persons are obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes.

     8. Reimbursement of Initial Purchasers' Expenses. If (a) this Agreement shall have been terminated pursuant to Section 6 or 7, (b) the Company shall fail to tender the Securities for delivery to the Initial Purchasers for any reason permitted under this Agreement or (c) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, the Company shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of one firm of attorneys plus necessary local counsel for the Initial Purchasers) as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Securities. Notwithstanding the foregoing, if this Agreement is terminated pursuant to Section 7 by reason of the default of one or more of the Initial Purchasers, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.

     9. Indemnification. (a) The Issuers, jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its directors, its officers and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto) or any preliminary offering memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished in writing to the Issuers by such Initial Purchaser through CSI expressly for use therein. The foregoing indemnity agreement with respect to any untrue statement or omission from a preliminary offering memorandum shall not inure to the benefit of any Initial Purchaser from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities, or any person controlling such Initial Purchaser, if a copy of the Offering Memorandum as then amended or supplemented (if the Issuers shall have furnished such Initial Purchaser such amended or supplemented Offering Memorandum on a timely basis) was not sent or given by or on behalf of the Initial Purchasers to such person, if such was required by law, at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omission from such preliminary offering memorandum was corrected in such Offering Memorandum (or such Offering Memorandum as amended or supplemented).

     (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Issuers , their directors, their officers and each person, if any, who controls the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to such Initial Purchaser but only with reference to information relating to such Initial Purchaser furnished in writing to the Issuers by such Initial Purchaser through CSI expressly for use in the Offering Memorandum (or any amendment or supplement thereto) or any preliminary offering memorandum.

     (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or Section 9(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 9(a) and 9(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 9(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action within a reasonable period of time or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been reasonably advised by such counsel that a conflict may exist between the indemnified party and the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by CSI, in the case of parties indemnified pursuant to Section 9(a), and by the Issuers, in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action
(i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than thirty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party), the indemnifying party shall have received notice of the terms of the settlement at least 30 days prior to the settlement being entered into and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

     10. Contribution. (a) To the extent the indemnification provided for in
Section 9 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 10(a)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 10(a)(i) above but also the relative fault of the Issuers on the one hand and the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers, and the total discounts and commissions received by the Initial Purchasers, bear to the gross proceeds from the sale of the Securities, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Issuers on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (b) The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of Sections 9 and 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the Securities purchased exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 10 are several in proportion to the respective purchase obligations for the Securities and not jointly.

     (c) The remedies provided for in Sections 9 and 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Issuers and the Initial Purchasers and in Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     12. Expenses. The Company agrees with the Initial Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of the Company's counsel and independent accountants; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(h) and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of one counsel for the Initial Purchasers); (g) any fees charged by rating agencies for rating the Securities; (h) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (i) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement which are not otherwise specifically provided for in this
Section 12; provided, however, that except as provided in this Section 12 and
Section 8, the Initial Purchasers shall pay their own costs and expenses, including the fees of their counsel, transfer taxes on resales of any of the Securities held by them and any advertising expenses connected with any offers they may make.

     13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf of the Issuers or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

     14. Notices, etc.. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Legal Department (telecopier no.:
     (212) 270-0994); or

     (b) if to the Issuers, shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum, Attention: General Counsel (telecopier no.: (201) 531-2803) with a copy (which shall not constitute notice) to: Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10021, Attention: James M. Dubin (telecopier no. (212) 373-2042);

provided that any notice to an Initial Purchaser pursuant to Section 9(c) shall also be delivered or sent by mail to such Initial Purchaser at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by CSI.

     15. Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

     16. Initial Purchasers' Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Initial Purchasers' Information consists solely of the following information in the Preliminary Offering Memorandum and the Offering Memorandum: (i) the last paragraph on the front cover page concerning the terms of the offering by the Initial Purchasers; (ii) the legend on the inside front cover page concerning over-allotment and trading activities by the Initial Purchasers; and (iii) the statements concerning the Initial Purchasers contained in the third, ninth, twelfth and thirteenth paragraphs under the heading "Plan of Distribution" and that the Initial Purchasers shall not be deemed to have provided any information (and therefore are not responsible for any statements or omissions) pertaining to any arrangement or agreement with respect to any party other than the Initial Purchasers.

     17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     18. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     19. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

     20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement by and among the Company, the Subsidiary Guarantors and the several Initial Purchasers in accordance with its terms.

                       Very truly yours,

                       BIG CITY RADIO, INC.

                       By: /s/ P.R. Thomson
                          --------------------------------
                       Name:   P.R. Thomson
                       Title: V.P. and CFO

                       SUBSIDIARY GUARANTORS:

                       BIG CITY RADIO--NYC, L.L.C.

                       By: /s/ P.R. Thomson
                          --------------------------------
                       Name:   P.R. Thomson
                       Title:  V.P. and CFO

                       BIG CITY RADIO--CHI, L.L.C.

                       By: /s/ P.R. Thomson
                          --------------------------------
                       Name:   P.R. Thomson
                       Title:  V.P. and CFO

                       BIG CITY RADIO--LA, L.L.C.

                       By: /s/ P.R. Thomson
                          --------------------------------
                       Name:   P.R. Thomson
                       Title:  V.P. and CFO

                       ODYSSEY TRAVELING BILLBOARDS, INC.

                       By: /s/ James B. Singleton
                          --------------------------------
                       Name:   James B. Singleton
                       Title:  Assistant Secretary

                       WRKL ROCKLAND RADIO, L.L.C.

                       By: /s/ P.R. Thomson
                          --------------------------------
                       Name:   P.R. Thomson
                       Title:  V.P. and CFO

Accepted:

CHASE SECURITIES INC.


By: /s/ Stephanie Cuskley
   ----------------------------
Name:   Stephanie Cuskley
Title:  Managing Director

Address for notices pursuant to Section 9(c):
1 Chase Plaza, 25th floor
New York, New York 10081
Attention:  Legal Department

DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


By: /s/ Michael Connolly
   --------------------------------
Name:   Michael Connolly
Title:  Vice President

Address for notices pursuant to Section 9(c):
2121 Avenue of the Stars, Suite 3100
Los Angeles, California 90067
Attention:  Warren C. Woo

BT ALEX BROWN INCORPORATED


By: /s/ Edward P. Garden
   --------------------------------
Name:   Edward P. Garden
Ttile:  Managing Director


Address for notices pursuant to Section 9(c):
130 Liberty Street, 30th Floor
New York, NY 10006
Attention:  Ed Garden

ING BARING (U.S.) SECURITIES, INC.


By: /s/ Adrian Mackay
   --------------------------------
Name:   Adrian Mackay
Title:  Principal


Address for notices pursuant to Section 9(c):
230 Park Avenue
New York, NY 10169
Attention:  Adrian Mackay

                                                                      SCHEDULE 1



                                                    Principal
                                                    Amount
Initial Purchasers                                  of Securities
------------------                                  -------------
Chase Securities Inc..........................      $ 78,300,000
Donaldson, Lufkin & Jenrette Securities
   Corporation.................................       78,300,000
BT Alex Brown Incorporated.....................        8,700,000
ING Baring (U.S.) Securities, Inc. ............        8,700,000

            Total..............................     $174,000,000

                                                                        ANNEX A


              [Form of Exchange and Registration Rights Agreement]




                                      A-1


                                [Filed as Exhibit 10.12]

                                                                       ANNEX B




                  [Form of Opinion of Counsel for the Issuers]


     Paul, Weiss, Rifkind, Wharton & Garrison shall have furnished to the Initial Purchasers their written opinion, as counsel for the Issuers, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below:

          (i) Each of the Company and Odyssey Traveling Billboards, Inc. is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and each other Subsidiary Guarantors is duly formed and is validly existing as a limited liability company in good standing under the laws of the state of Delaware.

          (ii) Each of the Issuers has the corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement.

          (iii) All descriptions in the Offering Memorandum of contracts and other documents to which the Issuers are a party are in all material respects accurate and fair summaries thereof.

         (iv) The Indenture conforms as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

         (v) Each of the Issuers has the corporate or limited liability company right, power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder; and all corporate or limited liability company action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

          (vi) The Purchase Agreement has been duly authorized, executed and delivered by each of the Issuers.

          (vii) Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by each of the Issuers and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of each of the Issuers enforceable against each of the Issuers in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally and by general equitable principles (whether considered in a proceeding in equity or at law).

         (viii) The Securities have been duly authorized and issued by each of the Issuers which is issuing them and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Agreement, will constitute valid and legally binding obligations of each of the Issuers entitled to the benefits of the Indenture and enforceable against each of the Issuers in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally and by general equitable principles (whether considered in a proceeding in equity or at law).

         (ix) No authorization, approval, consent or order of any court or governmental authority or agency under the laws of the Federal government of the United States or the State of New York or under the General Corporation Law of the State of Delaware (other than those under the Securities Act, or as may be required under the securities or Blue Sky laws of the various states or foreign jurisdictions or the National Association of Securities Dealers, Inc., and other than those under the Communications Act or any published rules, regulations or policies of the FCC thereunder, as to each of which such counsel need express no opinion and the Registration Rights Agreement) is required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance or sale of the Securities to the Initial Purchasers.

         (x) Each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum.

         (xi) The execution, delivery and performance by each of the Issuers of each of the Transaction Documents to which it is a party and compliance by each of the Issuers with its obligations under the terms thereof will not, to such counsel's knowledge, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuers and their respective subsidiaries pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note or lease (except for such conflicts, breaches, defaults or liens, charges or encumbrances that could not, singly or in the aggregate, be reasonably expected to result in a material adverse effect on the business, prospects, financial condition or results of operations of the Issuers and their respective subsidiaries, taken as a whole), nor will such action result in any violation of the provisions of the respective certificate of incorporation, bylaws, certificate of formation or other constitutive document of each of the Issuers, or any applicable law, statute, rule or regulation of the Federal government of the United States (excluding the FCC) or the State of

     New York or under the General Corporation Law of the State of Delaware, or, to such counsel's knowledge, any judgment, order, writ or decree of any government, government instrumentality (excluding the FCC) or court having jurisdiction over the Issuers, any of their respective subsidiaries or any of their respective properties, assets or operations except for such violations of law, statute, rule, regulation, judgment, order, writ or decree that could not be reasonably expected to result in a material adverse effect on the business, prospects, financial condition or results of operations of the Issuers and their respective subsidiaries, taken as a whole.

          (xii) Each of the Issuers is not an "investment company" as defined in the Investment Company Act of 1940, as amended.

          (xiii) Neither the consummation of the transactions contemplated by the Purchase Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation G, T, U or X of the Federal Reserve Board.

          (xiv) Assuming (i) the accuracy of the representations, warranties and agreements of the Issuers and of the Initial Purchasers set forth in the Purchase Agreement, (ii) the due performance by the Issuers of the covenants and agreements set forth in the Purchase Agreement, (iii) the compliance by the Initial Purchasers and the Issuers with the offering and transfer procedures and restrictions described in the Offering Memorandum,
     (iv) the accuracy of the representations and warranties made as provided in the Purchase Agreement and the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell the Securities and (v) that purchasers to whom the Initial Purchasers initially resell the Securities receive a copy of the Offering Memorandum prior to such sale, the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum and the initial resale of the Securities by the Initial Purchasers in the manner contemplated in the Offering Memorandum and the Purchase Agreement do not require registration under the Securities Act, and the Indenture does not require qualification under the Trust Indenture Act, it being understood that such counsel expresses no opinion as to any subsequent resale of any Security.

          (xv) Such counsel shall also state that they have participated in conferences with officers and other representatives of the Issuers, special counsel for the Issuers, representatives of the independent accountants of the Issuers, and the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (or any amendments or supplements thereto) and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe that the Offering Memorandum (or any amendments or supplements thereto), as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel expresses no opinion or belief with respect to the financial statements and schedules and other financial and statistical data included therein or excluded therefrom.

     In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of employees, responsible officers and other representatives of the Company and public officials.

                                                                         ANNEX C


    [Form of Opinion of Special Radio Communications Counsel for the Issuers]


     Hogan and Hartson, L.L.P. shall have furnished to the Initial Purchasers their written opinion, as special radio communications counsel for the Issuers, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below.

          (i) No authorization, approval, order, consent or filing under the Communications Act or any published rules, regulations or policies of the FCC thereunder or with the FCC on the part of the Issuers or their respective subsidiaries with regard to any of the FCC Licenses (as defined below) is required in connection with the issuance of the Securities pursuant to the Purchase Agreement, other than such has been obtained or filed and other than filings with the FCC required subsequent to the issuance and sale of the Securities. The issuance and sale of the Securities pursuant to the Purchase Agreement, does not violate applicable provisions of the Communications Act or any published rules, regulations or policies of the FCC thereunder.

          (ii) A schedule to such counsel's opinion sets forth a complete list of the broadcast station authorizations issued by the FCC to the Issuers and their respective subsidiaries (the "FCC Licenses"). To such counsel's knowledge, and except as noted on a schedule to such opinion, the FCC Licenses are the only licenses, permits or authorizations required under the Communications Act for the broadcast of signals on the main station frequency of each of the Stations. Except as noted on a schedule to such opinion, each of the FCC Licenses is valid and in full force and effect on the date hereof.

          (iii) Applications for renewals of the FCC Licenses are pending at the FCC, as indicated on a schedule to such counsel's opinion. To such counsel's knowledge, there is no FCC order, judgment, decree, notice of apparent liability or order of forfeiture, investigation or other proceeding pending or threatened, by or before the FCC against the Issuers or any of their respective subsidiaries that might result in revocation, cancellation, suspension, non-renewal, or short-term renewal of the FCC Licenses, except FCC rulemaking proceedings generally affecting the radio broadcasting industry.

                                                                         ANNEX D


       [Form of Opinion of General Counsel and Secretary for the Company]


     Arnold L. Wadler shall have furnished to the Initial Purchasers his written opinion, as general counsel and secretary for the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below:

          (i) To the best of his knowledge, Mr. Wadler does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject that is required to be described in the Offering Memorandum and is not so described, or of any statute, regulation, contract or other document that is required to be described in the Offering Memorandum that is not so described as required;

          (ii) To the best of his knowledge, the Company and its subsidiaries each has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice could not, singly or in the aggregate, be reasonably expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; each such Authorization is valid and in full force and effect and the Company and each of its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company and its subsidiaries, taken as a whole; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole;

          (iii) To the best of his knowledge, neither the Company nor any of its subsidiaries is in violation of its charter, bylaws, certificate of formation or other constitutive documentation or in default in any respect in the performance of any material contract, loan agreement, mortgage, deed of trust, material lease or other material written contract or agreement or of any respective order, award or decree of any court, arbitrator or governmental or administrative body binding upon or affecting it or by which any of its respective properties or assets is bound or affected, except for violations or defaults which could not reasonably be expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (iv) All the outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party, except as otherwise disclosed in the Offering Memorandum.


                                       D-2